Exhibit 10.1

December 20, 2005

Coca-Cola Enterprises Inc.

P. O. Box 1778

Atlanta, Georgia 30301

Attn:	Mr. William W. Douglas, III
Senior Vice President and Chief Financial Officer

Re: 1999-2010 Cold Drink Equipment Purchase Partnership Program (“Program”)

Dear Bill:

This letter agreement (“Agreement”) restates in its entirety and further amends:

that certain letter agreement dated January 23, 2002, as amended by letter agreement dated August 9, 2004 (which letters were an amendment and restatement of that certain letter agreement dated September 29, 2000, as amended and restated by letter agreements dated December 22, 1998, July 7, 1999, and June 21, 2000; the foregoing 2004, 2002, 2000, 1999 and 1998 agreements are referred to herein as the “PriorAgreements”).

This Agreement sets forth the proposal of The Coca-Cola Company (“TCCC”) to Coca-Cola Enterprises Inc. and each of its subsidiaries holding Coca-Cola bottling contracts for the territories identified on Exhibit A hereto (“CCE”) with respect to the above, which upon acceptance by CCE shall constitute our agreement and understanding regarding the Program for the purpose of superseding the Prior Agreements and all prior cold drink equipment programs between the parties (“Prior CCE Programs”) identified on Exhibit B hereto, as well as all prior cold drink equipment programs covering Coca-Cola territories acquired by CCE since 1995 (“Acquired Programs”) identified on Exhibit C hereto. This Program covers only the territories identified in Exhibit A hereto currently served by CCE in the United States as of the date of this Agreement. In the event that CCE acquires any other bottler, or acquires the bottling rights to any additional territory not identified in Exhibit A hereto, this Program shall not cover such territory and equipment purchased for placement in such territory shall not be eligible for funding hereunder absent an amendment to this

Agreement reflecting TCCC’s consent and adjustment of the Purchase Plan(s) set forth herein. TCCC and CCE will execute such an amendment to include the cold drink equipment purchases in an acquired territory under this Program, however, if the parties mutually agree that cold drink equipment purchases in an acquired territory increase cold drink penetration.

Confidentiality:

The terms and conditions of this Agreement are acknowledged by TCCC and CCE to be strictly confidential, and the parties agree not to share the contents hereof with any other party without the express written consent of the other party, except to the extent required by law.

Term:

Except as otherwise provided herein, the term of this Agreement is twelve (12) years, beginning as of January 1, 1999 and ending December 31, 2010 (“Term”). If CCE is required to perform any obligations of the Program after the end of the twelve-year Term, such obligations of CCE shall remain in effect beyond the twelve-year Term.

Annual Plan:

•	CCE agrees to commit to an annual development program (“Annual Plan”) developed jointly with TCCC which includes: quarterly purchases and placement of new Venders and Manual Equipment; agreed upon minimum purchase schedules for Venders and Manual Equipment; and a “Flavor Set Standard” during each of the twelve years. CCE further agrees to commit to and adhere to, as part of the Annual Plan, local placement targets for the placement of Venders and Manual Equipment in specified local geographies within the territories identified in Exhibit A hereto. The Annual Plan will be developed each calendar year in conjunction with the annual business plan. If the parties mutually agree to an Annual Plan for any of 2006-2010 that modifies the mix of Annual Venders and Annual Manual Equipment units of the Purchase Plan attached as Exhibit D, the mutually agreed mix in the Annual Plan will be used in lieu of the mix contained in the Purchase Plan and will be deemed to be the Purchase Plan for the remainder of the Term (unless further modified by mutual agreement of the parties, and any subsequent mutually agreed Annual Plan modifications will be deemed to be the Purchase Plan for the remainder of the Term). If the parties are unable to reach agreement on an Annual Plan for any of 2006-2010, the Purchase Plan last mutually agreed to by the parties will continue to apply. The Annual Plan may be subsequently modified as agreed by the parties based on market place developments during the course of the year, mutual assessment and agreement relative to the continuing availability of profitable placement opportunities and continuing participation in the annual CCE/CCNA market planning process. Any mutual agreement of the parties to modify the Purchase Plan will be memorialized in a letter signed by both parties.

Effective January 1, 2005, in any year that Coca-Cola Bottling Company purchases and places in Canada any Venders, Glass Front Venders, Intelligent Vender Kits, Next Generation Venders, Manual units or Energy Coolers (all as described below) in excess of the requirements of the Purchase Plan applicable to Coca-Cola Bottling Company under its letter agreement with Coca-Cola Ltd. dated December 20, 2005, then any excess units for any specific type of equipment may be credited to CCE under this Agreement in determining whether CCE has met the annual credit requirements for each specific type of equipment under this Agreement (e.g., Glass Front Venders for Glass Front Venders, Energy Coolers for Energy Coolers, etc.) for that same year.

Purchase Plan:

•	CCE agrees to purchase and place Cold Drink Equipment totaling 1,206,534 cumulative credits over the twelve (12) year period 1999-2010, as provided on Exhibit D (the “Purchase Plan”), in the CCE territories identified in Exhibit A hereto. The territory descriptions set forth in Exhibit A shall be controlling for purposes of this Program, regardless of any subsequent CCE division realignment, and placements made outside of the territories described in Exhibit A shall not qualify for TCCC Support Funding set forth below. In computing the number of Vender credits or Manual credits, a single cold drink vender unit or single Manual unit shall count as one (1) credit, except where alternative credits are provided in this Agreement (the “Alternative Credits”).

•	Effective January 1, 2005, failure to adhere to the minimum purchase and placement requirements for either Venders or Manual Equipment credits in any one year shall not be deemed to be a violation of this Agreement so long as (1) the cumulative equipment purchase credits for that year meet at least 80% of the minimum Annual Total Purchase Plan credit requirements for that year as set forth in the Purchase Plan attached to this Agreement as Exhibit D (or as may be modified per the Annual Plan process), (2) within 30 days following the end of the calendar year in which a shortfall occurs, CCE pays to TCCC an amount calculated by multiplying $*** times the number of credits by which CCE failed to meet the requirements of the Purchase Plan, (3) CCE’s purchases of Venders and Manual Equipment credits for the following calendar year remedy the shortfall from the prior year for the specific number of Venders, Glass Front Venders, Intelligent Venders Kits, Next Generation Venders, Manual Equipment and Energy Coolers by which CCE was below the

* * * Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Purchase Plan in the prior year (in addition to meeting the Purchase Plan requirements for such following calendar year, except as purchases are permitted to be deferred as set forth in this paragraph), and (4) CCE meets its Annual Total credit and Cumulative Purchase Plan credit requirements as of the end of Year 12 (2010), as set forth in the Purchase Plan attached to this Agreement as Exhibit D (or as may be modified per the Annual Plan process). Beginning January 1, 2005, in determining whether CCE has met the Purchase Plan credit requirements, the Alternative Credits described in this Agreement will be incorporated in such calculations.

•	CCE agrees that only TCCC-authorized Cold Drink Equipment approved for program coverage will be eligible under this Program.

•	Incremental purchases in any category (Venders, Glass Front Venders, Intelligent Vender Kits, Next Generation Venders, Manual Equipment or Energy Coolers)) may be used to offset shortfalls in that same category (e.g., Glass Front Venders for Glass Front Venders, Energy Coolers for Energy Coolers, etc.) in any subsequent year.

•	In the event CCE purchases and places TCCC-authorized glass front venders (“GFVs”), TCCC agrees that each GFV unit will be equivalent to 2 Vender credits to be applied towards CCE’s minimum Purchase Plan requirements under the Program (this 2:1 credit for GFVs is an “Alternative Credit” under the Agreement).

•	Effective January 1, 2005, in the event CCE purchases and installs on Venders TCCC-authorized Intelligent Vender Kits that provide credit card capability, electronic data gathering capability and electronic locks for the Vender, TCCC agrees that, for 2005 and 2006, six (6) such Intelligent Vender Kits will be equivalent to one (1) Vender credit to be applied toward CCE’s minimum Purchase Plan requirements under the Program (this 1:6 credit for Intelligent Vender Kits is an “Alternative Credit” under this Agreement). TCCC and CCE agree that the impact of the Intelligent Vender Kits will increase average Vender throughput. At the end of 2006 and at the end of each of the remaining years of the Term, as part of the annual business planning process, CCE and TCCC will attempt to mutually agree whether the substitution ratio for Intelligent Vender Kits should be revised for the remainder of the Term, and, if the parties agree that the ratio should be changed, the parties will mutually agree upon the revised substitution ratio to be used for the remainder of the Term. If the parties are unable to mutually agree by the end of the annual business planning session upon the substitution ratio for Intelligent Vender Kits to be used for the remainder of the Term, then six (6) Intelligent Vender Kits will continue to be counted as one (1) Vender unit to be applied toward CCE’s minimum Purchase Plan credit requirements under the Program.

•	Effective January 1, 2005, in the event CCE purchases and places “Energy Coolers,” TCCC agrees that each Energy Cooler will be equivalent to *** Manual credits to be applied towards CCE’s minimum Annual Manual credit requirement (this *** credit for Energy Coolers is an “Alternative Credit” under the Agreement). For purposes of this Agreement, an “Energy Cooler” will be one that dispenses primarily one or more of: (1) the following beverage products: Full Throttle (diet and regular); Full Throttle Fury (diet and regular); Coke Blak; Tab Energy; Powerade Advance; Rock Star (diet and regular); Von Dutch (diet and regular), and any other products under trademarks owned by or licensed to TCCC or products for which distribution rights have been granted to TCCC which the parties may mutually agree in writing are “energy” drinks; (2) any beverages that are brand or line extensions of the foregoing; and (3) any other beverage brand owned by or licensed to TCCC that is characterized as an “energy” drink.

TCCC and CCE agree that TCCC’s average gross profit from Energy Coolers as calculated by TCCC as of the date this Agreement is signed by both parties (the “Expected Gross Profit”) is greater than that of the average gross profit of other Manual Equipment. At the end of 2006 and at the end of each of the remaining years of the Term, as part of the annual business planning process, if TCCC’s actual average gross profit (average weekly throughput times average gross profit per case) from the Energy Coolers is 20% or more below the Expected Gross Profit, then, in order to offset the financial impact of this difference, the Alternative Credit to be used for Energy Coolers for the next calendar year and the remainder of the Term will be adjusted downward and the parties will agree on a new mix of Venders, Manual Equipment and Energy Coolers required to offset the financial impact of the above-referenced difference. If TCCC’s average gross profit is 20% or more above the Expected Gross Profit, then the parties will mutually agree how to best utilize the excess profit of TCCC and CCE.

•	Effective January 1, 2005, in the event CCE purchases and places TCCC-authorized Next Generation Venders, which are new venders that are built to include an improved consumer interface, improved equipment reliability, increased brand/package flexibility, credit card capability, an electronic lock system and electronic data gathering capability, TCCC agrees that each such Next Generation Vender unit will be equivalent to 1.5 Vender credits to be applied toward CCE’s minimum Purchase Plan requirements under the Program (this 1.5:1 credit for Next Generation Venders is an “Alternative Credit” under the Agreement).

* * * Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

TCCC Support Funding:

•	For the period 1999-2001, TCCC will provide aggregate financial support to CCE of $509,648,226 (“Base Funding”) based upon CCE’s purchases of Venders and Manual Equipment which are placed in the CCE territories identified in Exhibit A hereto in accordance with the Purchase Plan set forth in Exhibit D to assist CCE in the construction of an infrastructure to support the increased rate of cold drink equipment placement. The Base Funding will be paid quarterly at the rates set forth in Exhibit E to CCE quarterly in arrears for any quarter in which both Vender and Cumulative Equipment purchases are in compliance with the Annual Plan on a cumulative basis and CCE is otherwise in compliance with this Agreement in all respects.

•	In addition to the foregoing, in 1999, 2000, and 2001, TCCC will provide additional financial support to CCE based on excess purchases of Venders or Manual Equipment if cumulative combined purchases of Venders and Manual Equipment by CCE for placement in the CCE territories identified in Exhibit A hereto are in excess of the cumulative Purchase Plan and CCE is otherwise in compliance with the requirements of the Program (“Incremental Funding”). Such Incremental Funding shall be paid annually in arrears, unless the parties agree that such funding may be advanced based on purchases in excess of the Purchase Plan in any quarter, and shall be calculated in accordance with mutually agreed-to criteria.

•	In view of the fact that fewer units of cold drink equipment will be purchased and placed in the U.S. Territories in 2004 and 2005 than originally planned, and for the fact that half of the purchases and placements originally planned for 2004 and 2005 will now occur in 2009 and 2010, CCE agrees to pay TCCC a total of $13,000,000 as follows: $1,300,000 annually in years 2004 and 2009, and $2,600,000 annually in years 2005 through and including 2008. Provided, however, that if CCE shall have satisfied its purchase and placement commitments prior to 2010, CCE shall have no obligation to make a payment hereunder for any year following the year in which the commitments were fully satisfied.

Payment and Administration of TCCC Support Funding:

•	In the event of any dispute over the number of units of equipment shipped to CCE during the calendar quarter, the disputing party may ask the appropriate manufacturer to provide information to TCCC concerning the number of units shipped. Upon receipt of any such revised information from a manufacturer, TCCC may request additional support information from CCE in the form of, among other items, invoices or shipping documents. With respect to any inaccuracies regarding the number of units shipped to CCE, TCCC shall make adjustments, if any, in the TCCC Support Funding based upon all the information provided to it in accordance with this subparagraph.

•	If CCE fails to meet the minimum cumulative credit requirements of the Purchase Plan (cumulative purchases less equipment on which Incremental Funding was paid and is not refunded as set forth above) for any calendar year, TCCC and CCE will meet to mutually develop a reasonable solution/alternative based on market place developments, mutual assessment and agreement relative to the continuing availability of profitable placement opportunities and continuing participation in the CCE/CCNA market planning process. In the event that no mutually agreeable solution is developed and cumulative purchases by CCE through the first quarter of the following calendar year do not remedy any such shortfall (in addition to meeting the pro rata portion of the Purchase Plan requirement for that quarter), or in the event that CCE otherwise breaches any material obligation set forth in this Agreement and such breach is not remedied within ninety (90) days of notice of such breach, then this Agreement will terminate and CCE will pay to TCCC all TCCC Support Funding paid by TCCC for this Program to date (including both Base and Incremental Funding), as well as all TCCC Support Funding paid by TCCC to CCE in Prior CCE Programs identified on Exhibit B hereto, as well as all funding paid by TCCC pursuant to the terms and conditions of the Acquired Programs identified on Exhibit C hereto, plus interest at the rate of one percent (1%) per month from the date such TCCC Support Funding was paid, or such lesser amount as may be permitted by law; provided, however, that in the event this Program or the Prior CCE Programs or the Acquired Programs have been partially performed by CCE or its predecessors, such repayment obligation shall be reduced to such amount (if less) as TCCC shall reasonably determine will be adequate to deliver the financial returns that would have been received by TCCC had all equipment placement commitments in such programs been fully performed and throughputs reasonably anticipated by TCCC achieved; and provided further, that in the event at the time of such termination CCE has fully performed all of the obligations set forth in any Prior CCE Program or any Acquired Program, then no TCCC Support Funding paid under such Prior CCE Program or Acquired Program shall be included in determining CCE’s repayment obligation hereunder. CCE and TCCC agree that any failure of performance by CCE under this section shall be excused to the extent, and during any period of time, that such failure is caused by an Act of God, fire, strikes, war, riot, insurrection, boycott, acts of public authorities, delays or defaults caused by public carriers, inability of manufacturers to produce or sell cold drink equipment or other cause, whether similar or dissimilar, beyond the reasonable control of CCE.

•	Effective January 1, 2005, all Equipment purchased pursuant to this Agreement, which includes Venders, GFVs, Intelligent Vender Kits, Next Generation Venders,

Manual Equipment and Energy Coolers, must be placed (or, in the case of Intelligent Vender Kits, installed on Venders that have been placed) in the year of purchase or on a timely basis within sixty (60) days following such purchase in order to qualify for TCCC Support Funding hereunder and to be considered for purposes of compliance with minimum Purchase Plan requirements.

Additional Performance Criteria:

•	CCE agrees to place and keep each unit of cold drink equipment acquired by CCE in connection with the Program (other than Energy Coolers and Intelligent Vender Kits) in place at customer locations as specified in the Annual Plan(s), as well as any existing cold drink equipment currently on location, for a period of at least twelve (12) years from date of placement, unless such equipment is rendered inoperable and cannot be reasonably repaired as the result of mechanical or other similar difficulties, and unless such equipment is temporarily located in refurbishment centers or warehouses pending renewed placement in the ordinary course of business.

•	Effective January 1, 2005, CCE agrees that Energy Coolers acquired in connection with the Program will remain in place at customer locations for at least twelve (12) years from date of placement. If such equipment is rendered inoperable and cannot be reasonably repaired as the result of mechanical or other similar difficulties, CCE shall purchase replacement Energy Coolers to replace the inoperable unit for the remainder of its twelve (12) years, and such replacement coolers will not count toward satisfying the purchase requirements of this Agreement.

•	Effective January 1, 2005, CCE agrees that if an Intelligent Vender Kit acquired by CCE in connection with the Program is installed on a Vender, an Intelligent Vender Kit must be kept on the Vender for the Vender’s remaining years of useful life.

•	During the Program Term, any cold drink equipment which is refurbished by CCE will be refurbished with the trademarks of TCCC, with the exception of presently existing contractually required refurbishments using other trademarks or mutually agreed upon special market conditions.

•	CCE agrees that a minimum of ***% of CCE’s total inventory of Venders (including GFVs, Venders with Intelligent Vender Kits and Next Generation Venders) and Manual Equipment (including Energy Coolers) will be identified only by the trademarks of TCCC.

•	The parties acknowledge and agree that one of the primary objectives of this Agreement is to increase the total number of units of Venders and Manual

* * * Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

Equipment on location in the CCE territories identified in Exhibit A hereto. Accordingly, effective January 1, 2005, CCE agrees to provide TCCC with annual reports by January 15 of each year (current as of December 31 of the prior year) certifying (1) the number of Venders, GFVs, Intelligent Vender Kits, Next Generation Venders, Manual Equipment and Energy Coolers funded under this Agreement which were actually placed at customer locations (or, in the case of Intelligent Vender Kits, installed on Venders that are placed at customer locations) in the CCE territories identified in Exhibit A hereto during the preceding year, and (2) the total number of Venders, GFV’s, Intelligent Vender Kits, Next Generation Venders, Manual Equipment and Energy Coolers (including units in existing inventory and units not funded under this Agreement) actually at customer locations at the conclusion of such year.

•	CCE agrees not to sell any new, used or refurbished cold drink equipment funded under this Agreement with any remaining useful life to any third party during the Term of this Agreement without TCCC’s express written consent.

•	CCE also agrees that it will establish, maintain and publish for its employees a “Flavor Set Standard” which contains the following minimum average requirements for all Venders, GFVs, Venders with Intelligent Vender Kits, Next Generation Venders, Manual Equipment and Energy Coolers owned by CCE, including the Program Equipment (unless such requirements are legally prohibited): (i) on average all slots except *** in Venders, GFVs, Venders with Intelligent Vender Kits, and Next Generation Venders will dispense only products marketed under trademarks owned by or licensed to TCCC or products for which distribution rights have been granted to TCCC and (ii) on average, *** percent (***) of the inventory in any units of Manual Equipment and Energy Coolers will be products marketed under trademarks owned by or licensed to TCCC or products for which distribution rights have been granted to TCCC. The Flavor Set Standard will specify which of the products will be sold in Fast Lane Merchandisers. It is understood by CCE and TCCC that the Flavor Set Standard will apply, on average, to all bottle or can equipment owned by CCE, whether acquired under the Program or otherwise. CCE and TCCC shall review the specific terms of the Flavor Set Standard on an annual basis. Following such review, TCCC shall confirm in writing the terms of the Flavor Set Standard for the applicable calendar year.

•	To the extent that products other than those (i) marketed under trademarks owned by or licensed to TCCC or (ii) for which distribution rights have been granted to TCCC (“Competitive Products”) are dispensed in Venders or Manual Equipment purchased in connection with the TCCC Support Funding, CCE will make a Fair Share payment to TCCC. The Fair Share payment will be calculated and paid annually based on the availability of Competitive Products in cold drink equipment purchased

* * * Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

by CCE under the Program in that year. Such payment shall be calculated in the following manner:

1. As of December 31 of each year throughout the Term, CCE will provide TCCC with the weighted average of the number of units and the percentage of Competitive Products in equipment purchased in that year and funded by TCCC under this Program. Such percentage shall be provided during the certification process set forth above and, as set forth above, back-up and support for such calculation shall be provided to TCCC upon request.

2. Such percentage shall then be multiplied by the total TCCC Support Funding due to CCE for such year to calculate the Fair Share payment.

3. Provided that CCE has engaged in mutually agreed to activities designed to develop infrastructure necessary to support increased cold drink placement (e.g., hiring additional operating or managerial personnel, expansion of systems, purchase of service vehicles, etc.), TCCC agrees to reinvest the amount of such Fair Share payment to support such infrastructure activities. If such activities have not taken place, the Fair Share payment shall be deducted from any annual or fourth quarter TCCC Support Funding due to CCE. In the event such payment exceeds any amount then due and owing to CCE under the Program, the excess shall be paid to TCCC within ten (10) days of delivery to CCE of the calculation set forth above.

•	CCE acknowledges and agrees that all of the TCCC Support Funding set forth herein is offered and will be paid by TCCC based on the expectation that CCE will remain in compliance with all of its bottling agreements pertaining to TCCC products. In the event that CCE materially breaches any of such bottling agreements during the Term, or attempts to terminate such agreements absent breach by TCCC as defined therein, TCCC shall have the right to treat such action as a breach of this Program, including the right to terminate this Program in all respects and to recover all sums set forth above.

Reporting Requirements:

•	CCE acknowledges that TCCC is providing the TCCC Support Funding in order to generate incremental sales of TCCC products. For each of the twelve (12) years following the purchase of equipment under this or any prior Equipment Purchase Partnership program, CCE will certify annually by January 15 of each year (current as of December 31 of the prior year) that for the prior twelve (12) months such equipment (except Energy Coolers, for which the reporting process is described below) has generated on average a minimum volume of 3.9 unit cases (288 ounce equivalents) of TCCC products per Alternative Credit per week. Beginning

January 1, 2005, however, as Intelligent Vender Kits are purchased in substitution for Venders, as described above in the “Purchase Plan” section, the minimum average throughput requirement for each calendar year will be increased by TCCC to reflect the increased throughput generated by the Intelligent Vender Kits. In addition, CCE, to the best of its ability, will separately report the average volume throughput for venders equipped with Intelligent Vender Kits. In order to make this certification, CCE may rely solely on its current tracking systems to determine the average volume per unit of the equipment. In addition, CCE will utilize its current placement procedure to determine when equipment is not generating sufficient volume, and CCE will relocate any equipment that is not generating sufficient volume. Further, CCE will sample a representative number of units each year to verify the appropriate volume levels. If there is an inconsistency between CCE’s tracking results and the representative sample of units, CCE and TCCC will meet to discuss any such inconsistency.

•	During 2006, CCE agrees to develop a mutually agreeable method of measuring average throughput of brands (by package) for Energy Coolers. This throughput will be reported to TCCC during each annual business planning process and used in the calculations described above in the 7th bullet point of the “Purchase Plan” section.

•	TCCC reserves the right to audit CCE records regarding the equipment supported under this Program.

Other Terms:

•	No agreement will be effective to amend this Agreement unless such agreement is in writing and signed by the party to be charged thereby.

•	This Agreement will be governed by the laws of the State of Georgia.

•	This Program is not available in a state in which the terms described herein are prohibited.

•	Except as stated above, as of January 1, 1999, this Agreement supersedes all similar prior agreements between the parties concerning the placement and funding of cold drink equipment, in the Coca-Cola bottling territories identified in Exhibit A hereto, including but not limited to the Prior Agreements, Prior CCE Programs identified on Exhibit B hereto and the Acquired Programs identified on Exhibit C hereto, as well as any and all claims by either party arising from such prior agreements, excepting only claims for recovery of any funding due and owing to CCE or its predecessors for performance prior to the effective date of this Agreement.

•	Each party represents that the person whose signature appears below has the authority necessary to execute this Agreement on behalf of the party indicated.

•	This Agreement is not intended to modify or amend the terms or provisions of any license or distribution agreements in effect between TCCC and CCE.

•	TCCC and CCE agree that this Agreement may be executed in counterparts and if so executed in counterparts, will be enforceable and effective upon the exchange of executed counterparts or the exchange of facsimile transmissions of the executed counterparts.

•	TCCC and CCE each expressly acknowledge that this letter agreement was negotiated at arms length, is valid and enforceable according to its terms, and is supported by adequate consideration.

•	This Agreement shall be executed simultaneously with the letter agreement dated December 20, 2005 between Coca-Cola Ltd. and Coca-Cola Bottling Company.

If this accurately reflects our agreement and understanding, please sign where indicated below and return a signed copy to me.

Sincerely,

THE COCA-COLA COMPANY

Coca-Cola North America Division

By:	/s/ Gary P. Fayard
Gary P. Fayard
Executive Vice President and Chief Financial Officer

Accepted and Agreed to by

COCA-COLA ENTERPRISES INC.

By:	/s/ William W. Douglas, III
William W. Douglas, III
Senior Vice President
and Chief Financial Officer

Exhibit A

(CCE Territories)

Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC***

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Exhibit B

Prior CCE Programs

1.	Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1994;

2.	CCE Jumpstart Fair Share Agreement dated effective January 1, 1994;

3.	1996-2000 Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1996;

4.	Amendment to 1996-2000 Cold Drink Equipment Purchase Partnership Program to reflect the acquisition by CCE of the geography formerly served by the Biedenharn ownership group dated effective January 1, 1996;

5.	1997-2001 “Dallas Project” Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1997;

6.	First Amendment to 1997-2001 “Dallas Project” Cold Drink Equipment Purchase Partnership Program to incorporate Tier Three (“Gulfstream”) Divisions dated effective January 1, 1998; and

7.	Second Amendment to 1997-2001 “Dallas Project” Cold Drink Equipment Purchase Partnership Program to incorporate the geographies served by KONY and Hoffman ownerships dated effective January 1, 1998.

Exhibit C

Acquired Programs

1.	Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1995 between The Coca-Cola Company and Coca-Cola Bottling Company West, Inc. and as amended by letter agreement dated July 25, 1995.

2.	Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1994 between The Coca-Cola Company and The Coca-Cola Bottling Company of New York, Inc. and/or its subsidiaries and Amendment to Cold Drink Equipment Purchase Partnership Program dated February 10, 1997.

3.	Cold Drink Equipment Purchase Partnership Program dated December 8, 1995 (effective January 1, 1996) between The Coca-Cola Company and Southwest Coca-Cola Bottling Company, Inc., Coca-Cola Bottling Company of the Southwest, Alva Coca-Cola Bottling Company, Inc., and Woodward Coca-Cola Bottling Company, and as amended by letter agreement dated December 8, 1995.

4.	Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1994 between The Coca-Cola Company and Cameron Coca-Cola Bottling Company, Inc.

5.	Cold Drink Equipment Purchase Partnership Program dated effective January 1, 1997 between The Coca-Cola Company and Sulphur Springs Coca-Cola Bottling Company.

Exhibit D

Purchase Plan

Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC***

	Annual Venders	Annual GF Venders	Annual Vender Credits	Annual Manual	Annual Energy Coolers	Annual Manual Credits	Total Annual Credits	Cumulative Credits

1998	***	***	***	***	***	***	***	***

1999	***	***	***	***	***	***	***	***

2000	***	***	***	***	***	***	***	***

2001	***	***	***	***	***	***	***	***

2002	***	***	***	***	***	***	***	***

2003	***	***	***	***	***	***	***	***

2004	***	***	***	***	***	***	***	***

2005	***	***	***	***	***	***	***	***

2006	***	***	***	***	***	***	***	***

2007	***	***	***	***	***	***	***	***

2008	***	***	***	***	***	***	***	***

2009	***	***	***	***	***	***	***	***

2010	***	***	***	***	***	***	***	1,206,534

Where applicable, “credits” reflect “Alternative Credits” as provided in the Agreement.

Exhibit E

Base Funding

Base Funding shall be paid in 1999 at the rate of $44,641,079 per quarter. Base Funding shall be paid in 2000 at the rate of $31,000,000 in the first quarter of 2000; $30,783,910 in the second quarter of 2000; $61,000,000 in the third quarter of 2000; and $51,000,000 in the fourth quarter of 2000. Base Funding shall be paid in 2001 at the rate of $39,325,000 per quarter.